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                                                                   Exhibit 10.1

                                  AMENDMENT TO
                10% SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE


     THIS AMENDMENT is entered into as of March 31, 2003, by and between [_____________________________] (the "Holder") and ServiceWare Technologies,
Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company has heretofore issued to the Holder that certain 10% Senior Unsecured Convertible Promissory Note, dated as of __________________, in principal amount of $_________________ (the "Note"); and

     WHEREAS, the Company and the Holder have agreed to amend the Note, subject to the terms and conditions herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Section 2(a) of the Note is hereby amended and restated in its entirety as follows:

        "(a) Payment of principal of, and accrued and unpaid interest on, this Note or any other amounts then due to the Holder under this Note or any other Note Document, shall be made no later than 2:00 p.m., New York City Time, in whole, on July 15, 2004 (the "MATURITY DATE"), by wire transfer of immediately available funds to such account as the Holder shall have specified by written notice to the Company as provided in the Note Purchase Agreement, or in such other manner as instructed from time to time in writing by the Holder."

     2. The definition of "Conversion Price" set forth in Section 1 of the Note is hereby amended and restated in its entirety as follows:

        ""CONVERSION PRICE" means $0.25, subject to adjustment from time to time as set forth in Section 7 below."

     3. Except as amended hereby, all of the terms and provisions of the Note shall remain in full force and effect and is hereby ratified and confirmed.


                  [Remainder of Page Intentionally Left Blank]


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    IN WITNESS WHEREOF, the Company and the Holder have caused this Amendment to be duly executed, all as of the day and year first above written.




                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:


                                SERVICEWARE TECHNOLOGIES, INC.




                                By:  /s/ Scott Schwartzman
                                   ----------------------------------------
                                     Name:    Scott Schwartzman
                                     Title:   COO/CFO